EXHIBIT 99.1

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR9
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$1,458,068,125
TOTAL ORIGINAL BALANCE	$1,469,173,300

NUMBER OF LOANS	2,429

			Minimum		Maximum
AVG CURRENT BALANCE	$600,275		$15,741		$2,409,894
AVG ORIGNAL BALANCE	$604,847		$16,000		$2,415,000

WAVG GROSS COUPON	4.95%		4.33%		6.19%
WAVG GROSS MARGIN	2.32%		1.70%		3.56%
WAVG MAX INT RATE	9.97%		9.70%		11.11%

WAVG CURRENT LTV	70.41%		9.72%		94.88%

WAVG FICO SCORE	729		620		817

WAVG MONTHS TO ROLL	1	months	1	months	1	months

WAVG NEG AM LIMIT	124%		110%		125%
WAVG PAYMENT CAP	7.50%		7.50%		7.50%
WAVG RECAST	60	months	60	months	60	months

WAVG ORIGINAL TERM	368	months	360	months	480	months
WAVG REMAINING TERM	364	months	347	months	479	months
WAVG SEASONING	4	months	1	months	13	months

NZ WAVG PREPAY TERM	14	months	12	months	36	months

TOP STATE CONC	CA(74.18%),NY(3.91%),WA(3.31%)
MAXIMUM CA ZIPCODE	0.69%

FIRST PAY DATE			July 1,2004		July 1,2005

RATE CHANGE DATE			August 1,2005		August 1,2005

MATURE DATE			June 1,2034		June 1,2045

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Monthly MTA	2,429	$1,458,068,125	100.00%
Total	2,429	$1,458,068,125	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 100,000	17	$1,234,394	0.08%
100,001— 200,000	86	13,235,746	0.91
200,001— 300,000	79	19,213,462	1.32
300,001— 400,000	390	146,352,656	10.04
400,001— 500,000	595	267,946,144	18.38
500,001— 600,000	377	206,765,736	14.18
600,001— 700,000	272	176,023,358	12.07
700,001— 800,000	188	141,604,963	9.71
800,001— 900,000	92	78,621,168	5.39
900,001— 1,000,000	108	104,969,849	7.20
1,000,001— 1,100,000	43	45,471,175	3.12
1,100,001— 1,200,000	45	52,037,530	3.57
1,200,001— 1,300,000	30	37,747,110	2.59
1,300,001— 1,400,000	30	40,334,324	2.77
1,400,001— 1,500,000	45	66,428,894	4.56
1,500,001— 1,600,000	5	7,619,435	0.52
1,600,001— 1,700,000	3	5,044,229	0.35
1,700,001— 1,800,000	9	15,719,361	1.08
1,800,001— 1,900,000	3	5,612,288	0.38
1,900,001— 2,000,000	3	5,906,814	0.41
2,000,001— 2,100,000	1	2,095,770	0.14
2,100,001— 2,200,000	3	6,501,648	0.45
2,200,001— 2,300,000	2	4,472,744	0.31
2,300,001— 2,400,000	2	4,699,434	0.32
2,400,001— 2,500,000	1	2,409,894	0.17
Total	2,429	$1,458,068,125	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.251— 4.500	21	$11,535,681	0.79%
4.501— 4.750	310	193,899,359	13.30
4.751— 5.000	1,030	643,969,644	44.17
5.001— 5.250	871	530,698,200	36.40
5.251— 5.500	103	54,984,262	3.77
5.501— 5.750	84	18,805,775	1.29
5.751— 6.000	9	2,422,572	0.17
6.001 >=	1	1,752,633	0.12
Total	2,429	$1,458,068,125	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1.501— 1.750	7	$4,207,716	0.29%
1.751— 2.000	145	85,819,392	5.89
2.001— 2.250	677	433,969,421	29.76
2.251— 2.500	1,232	760,563,408	52.16
2.501— 2.750	247	135,448,733	9.29
2.751— 3.000	106	32,615,038	2.24
3.001— 3.250	13	3,439,767	0.24
3.251— 3.500	1	252,018	0.02
3.501— 3.750	1	1,752,633	0.12
Total	2,429	$1,458,068,125	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.501— 9.750	1	$1,497,565	0.10%
9.751— 10.000	2,215	1,322,172,289	90.68
10.001— 10.250	125	100,555,721	6.90
10.251— 10.500	77	27,325,683	1.87
10.501— 10.750	9	3,371,724	0.23
10.751— 11.000	1	1,392,511	0.10
11.001 >=	1	1,752,633	0.12
Total	2,429	$1,458,068,125	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	2,261	$1,358,694,875	93.18%
480	168	99,373,251	6.82
Total	2,429	$1,458,068,125	100.00%

NEG AM LIMIT (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
110	104	$69,429,616	4.76%
125	2,325	1,388,638,510	95.24
Total	2,429	$1,458,068,125	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341— 350	51	$15,327,785	1.05%
351— 360	2,210	1,343,367,090	92.13
461— 470	4	1,321,201	0.09
471— 480	164	98,052,050	6.72
Total	2,429	$1,458,068,125	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1— 6	2,204	$1,381,859,165	94.77%
7— 12	224	75,969,963	5.21
13 >=	1	238,997	0.02
Total	2,429	$1,458,068,125	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	2	$1,125,604	0.08%
21— 25	6	3,344,218	0.23
26— 30	9	5,959,308	0.41
31— 35	22	15,309,758	1.05
36— 40	17	10,264,254	0.70
41— 45	24	16,539,406	1.13
46— 50	54	32,301,984	2.22
51— 55	109	68,062,213	4.67
56— 60	150	105,791,844	7.26
61— 65	160	111,076,643	7.62
66— 70	289	201,294,980	13.81
71— 75	471	313,042,302	21.47
76— 80	938	529,677,205	36.33
81— 85	139	34,202,249	2.35
86— 90	14	4,386,940	0.30
91— 95	25	5,689,217	0.39
Total	2,429	$1,458,068,125	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620— 639	125	$60,301,551	4.14%
640— 659	134	73,730,774	5.06
660— 679	181	97,872,257	6.71
680— 699	172	96,668,180	6.63
700— 719	407	249,794,969	17.13
720— 739	367	229,506,492	15.74
740— 759	375	241,405,258	16.56
760— 779	360	217,584,680	14.92
780— 799	251	156,782,724	10.75
800 >=	57	34,421,240	2.36
Total	2,429	$1,458,068,125	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	995	$548,283,935	37.60%
Reduced Doc	1,434	909,784,191	62.40
Total	2,429	$1,458,068,125	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
NO	2,429	$1,458,068,125	100.00%
Total	2,429	$1,458,068,125	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	60	$10,785,865	0.74%
Owner Occupied	2,180	1,324,018,559	90.81
Second Home	189	123,263,702	8.45
Total	2,429	$1,458,068,125	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	69	$43,789,173	3.00%
Condo	257	140,027,981	9.60
Co-op	13	11,039,154	0.76
Single Family	2,088	1,262,241,580	86.57
Townhouse	2	970,238	0.07
Total	2,429	$1,458,068,125	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	941	$571,292,083	39.18%
Refi—Cash Out	1,066	628,481,168	43.10
Refi—No Cash Out	422	258,294,874	17.71
Total	2,429	$1,458,068,125	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	279	$185,823,017	12.74%
12	1,854	1,159,769,803	79.54
30	18	8,812,762	0.60
36	278	103,662,544	7.11
Total	2,429	$1,458,068,125	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	32	$17,789,712	1.22%
CA	1,717	1,081,620,804	74.18
CO	38	16,873,380	1.16
CT	26	20,224,375	1.39
DC	3	1,953,899	0.13
DE	2	775,646	0.05
FL	70	36,153,639	2.48
GA	14	5,080,553	0.35
ID	1	924,856	0.06
IL	48	23,368,029	1.60
IN	3	845,995	0.06
KY	2	110,693	0.01
MA	49	26,639,635	1.83
MD	40	20,393,883	1.40
MI	24	9,286,757	0.64
MN	19	6,601,608	0.45
MO	1	99,954	0.01
MT	2	683,369	0.05
NC	3	2,226,656	0.15
NH	2	723,736	0.05
NJ	44	22,675,513	1.56
NV	22	8,727,066	0.60
NY	83	56,961,747	3.91
OH	10	2,652,389	0.18
OR	13	6,440,479	0.44
PA	12	6,484,629	0.44
RI	3	1,572,973	0.11
SC	3	2,578,751	0.18
TX	6	4,439,623	0.30
UT	10	3,248,706	0.22
VA	40	20,907,386	1.43
WA	84	48,309,639	3.31
WI	3	692,046	0.05
Total	2,429	$1,458,068,125	100.00%

WaMu Capital Corp.,
A Washington Mutual, Inc. Company